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                                                                 EXHIBIT 10(d)

                             FIRST AMENDMENT TO THE
                            QUAKER STATE CORPORATION
                 1994 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

         This First Amendment is made effective the 24th day of October, 1996 by Quaker State Corporation (the "Corporation")

                                  WITNESSETH:

         WHEREAS, the Corporation established the Quaker State Corporation 1994 Non-Employee Directors' Stock Option Plan on May 12, 1994 (the "Plan"); and

      WHEREAS, the Plan may be amended in accordance with SECTION 8 thereof; and

         WHEREAS, the Corporation wishes to amend the Plan as a result of changes in the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended;

         NOW, THEREFORE, pursuant to the powers retained by the Corporation's Board of Directors under SECTION 8 of the Plan and pursuant to the authorization of the Board of Directors granted on October 24, 1996, the Corporation hereby amends the Plan as follows :

1. Section 4, TERMS AND CONDITIONS OF STOCK OPTIONS, is hereby amended by deleting the last sentence under sub- section D.

2. In all other respects, the provisions of the Plan are hereby ratified and confirmed, and shall continue in full force and effect. In order to continue to set forth all provisions of the Plan in a single document, the changes made by this First Amendment may be incorporated into a restatement of the Plan.

         IN WITNESS WHEREOF, the Corporation has evidenced the adoption of this First Amendment to the Plan by the signature of its duly authorized officer.




                                        QUAKER STATE CORPORATION

Attest:
                                        By:  /s/ Paul E. Konney
                                             ------------------
  /s/ Carrie L. Sherwood                     Paul E. Konney
  --------------------------                 Senior Vice President, General
  Assistant Secretary                        Counsel and Secretary


         (SEAL)